Loan Contract (Short Term)

Changxing 2008 Ren Jie 059

Borrower: Changxing Chisen Electric Co., Ltd.
Business License No.: 330500400005429(1/1)
Legal Representative: Xu Kecheng
Address: Changxing Economic Development Zone
Deposit Band and Account No.: Bank of China, 890020742008093001
Tel: 6267588
Zip Code: 313100

Lender: Bank of China Changxing Branch
Person in Charge: Yao Beiyong
Address: South Jinling Road, Zhicheng Town
Tel: 6026438
Zip Code: 313100

This Contract is entered into by and between the Borrower and the Lender after friendly consultation in respect of the Lender’s lending loan to the Borrower and both parties hereby agree as follows:

Article 1 Loan Amount

The loan amount under this Contract shall be RMB20 million (say twenty million Yuan Renminbi).

Article 2 Loan Period

The loan period under this Contract shall be 12 months.

Article 2 Loan Purpose

The Borrower shall use the loan as cash flow.

Article 4 Loan Rate and Interest Settlement

1.	The loan interest shall be a fixed interest of 8.217%.
2.	The interest will be calculated from the date of the actual withdrawal of money and according to the formula: interest = principal X actual number of days X daily interest rate.
3.	The loan interest will be settled quarterly, the twentieth day of each month shall be the expiry date for interest.

4.
If the Borrower fails to repay the loan, the penalty interest will be charged on the part in arrears from the date of such default. The penalty interest rate shall be 50% on the basis of the loan rate specified in section 1 hereof.

Article 5 Withdrawal of Loan

The withdrawal may be conducted provided that the Borrower satisfies the following conditions:

(1)	This Contract and its attachments have taken effect;
(2)	The Borrower has provided guarantee as required by the Lender, the guarantee contract has taken effect and has been approved, registered or filed.
(3)	The Borrower has left to the Lender the document, bill, stamp, list and signature sample in relation to this loan;
(4)	The Borrower has opened an account necessary hereto;
(5)	The Borrower has submitted written application 1-3 working days in advance.

Article 6 Withdrawal Time and Method

The Borrower shall make one-time withdrawal on August 18, 2008.

Article 7 Repayment

1.	The Borrower shall be required to repay all loans under this Contract upon the expiration hereof.
2.	Except as otherwise specified herein, in the event of concurrent arrear of the principal and the interests, the Borrower shall be entitled to decide the order of repayment.
3.	Except as otherwise specified herein, the Borrower shall be entitled for early repayment upon sending a 1-3 working days’ written notice to the bank.
4.	The Borrower shall, not later than 1-3 working days prior to the expiration of each sum of principal and interest, deposit sufficient money under its account.

Article 8 Guarantee

This Contract should be guaranteed by Zhejiang Changxing Lvsheng New Light Source Co., Ltd., which shall provide the maximum guarantee.

Article 9 Declaration and Commitment

1. The Borrower declares:

(1)	The Borrower is registered according to law and exists lawfully and has complete civil right and behavior capacity to sign and perform this Contract.

(2)	The signing and performance of this Contract shall be an authentic representation of the Borrower and have been granted with a legal and valid authorization.
(3)	All documents, financial statement and other materials provided by the Borrower are true, complete, accurate and effective.

2. The Borrower shall make such commitment that-

(1)	it will submit its financial statement and other relevant materials to the Lender at regular time;
(2)	it will accept the inspection and supervision by the Lender; and
(3)	it will make repayment of the loan prior to its shareholder’s loan thereot.

Article 10 Breach of Contract

The following events shall constitute a breach of this Contract:

(1)	The Borrower fails to repay the loan pursuant to this Contract;
(2)	The Borrower fails to use the loan for the purpose as specified herein;
(3)	The Borrower make untrue statement or violates its commitment herein.

The Borrower: Changxing Chisen Electric Co., Ltd. (seal)
Legal representative: Xu Kecheng (signature)
Date: January 11, 2008

Article 11 Right Reservation

If either party fails to fulfill its rights in whole or in part, or fails to requires the other party to undertake the obligation in whole or in part, it will no constitute such party’s waiver of its such right.

Article 12 Change, Modification and Termination

This Contract may be changed upon consultation between both parties in writing, and any change shall constitute an integral part hereof.

Except as otherwise specified herein, this Contract may not be terminated before completely performance of all rights and obligations hereunder.

Except as otherwise specified herein, the ineffectiveness of any provision hereof shall not affect the legal effect of other provisions.

Article 13 Applicable Law and Dispute

This Contract shall be governed by Chinese laws.

Any dispute arising from this Contraction shall be settled through consultation. In case no settlement can be reached through consultation, any party may refer such dispute to the court of competent jurisdiction.

Article 14 Fees

Except as otherwise specified herein, the fees (including, but not limited to, the attorney’s fee) arising from the signing and performance of this Contract and dispute settlement shall be born by the Borrower.

Article 15 Effectiveness

This Contract shall take effect since being signed and sealed by both parties.

This Contract shall be executed in two copies, one copy for each party, each of which shall be equally authentic.

Borrower: Changxing Chisen Electric Co., Ltd. (seal)
Authorized representative: /s/ Xu Kecheng
Date: August 15, 2008

Lender: Bank of China Changxing Branch (seal)
Authorized representative:    /s/ Authorized Representative
Date: August 15, 2008